EXHIBIT 32.2

CERTIFICATION FURNISHED PURSUANT TO
SECURITIES EXCHANGE ACT RULE 13a-14(b)
 OR RULE 15d-14(b) AND 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Quarterly Report on Form 10-Q of the Tennessee Valley Authority (the “Company”) for the quarter ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kimberly S. Greene, Chief Financial Officer and Executive Vice President, Financial Services of the Company, certify, for the purposes of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kimberly S. Greene
Kimberly S. Greene
Chief Financial Officer and Executive Vice President, Financial Services
December 11, 2008